Annual
Report

December 31, 2001

The Riverfront Large Company Select Fund
The Riverfront Balanced Fund
The Riverfront Small Company Select Fund
The Riverfront Select Value Fund
The Riverfront U.S. Government Income Fund
The Riverfront U.S. Government Securities Money Market Fund

NOT FDIC INSURED	NO BANK GUARANTEE	MAY LOSE VALUE

[Logo of Riverfront Funds]

Table of Contents

The Riverfront Funds

Message From The President	2
Message From The Investment Adviser	3
Performance Reviews	4
Report of Independent Auditors	15
Statements of Assets and Liabilities	16
Statements of Operations	18
Statements of Changes in Net Assets	20
Schedules of Portfolio Investments	22
Notes to Financial Statements	31
Financial Highlights	44
Board of Trustees and Trust Officers	55

Message From The President

The Riverfront Funds

Dear Shareholder:

I am pleased to present the Combined Annual Report to Shareholders for The Riverfront Funds. This Report covers the 12-month reporting period from January 1, 2001 through December 31, 2001, and includes commentary by the Funds' investment adviser and the audited financial statements, including the portfolio of investments.

The Financial Markets In Review

The 12-month reporting period was positive for bonds, as continued declines in interest rates caused the prices of existing bonds to rise. However, as stock investors are painfully aware, stocks continued to record negative returns. I urge you to remember that the short-term volatility, while painful, is part of stock investing. Positive stock performance is best pursued over time measured in several years if not decades. Of course, if you're a money market fund investor, your outlook is considerably shorter--your money is at work earning daily income and ready whenever you need it.*

A fund-by fund performance summary is as follows:

The Riverfront Large Company Select Fund

The fund's portfolio of large-company stocks, which included such well-known names as AOL Time Warner, Bank of America, Cisco, General Electric, Home Depot, Johnson & Johnson, Pepsico, Exxon Mobil, Sprint and Wal-Mart among its holdings, produced a negative return as difficult market conditions impacted the value of its holdings. Investor A Shares produced a total return of (27.14)%, or (30.40)% adjusted for the fund's sales charge, through a decline in net asset value (NAV). Investor B Shares produced a total return of (27.70)%, or (30.59)% adjusted for the fund's contingent deferred sales charge, through a decline in NAV. Fund net assets totaled $52.9 million at the end of the reporting period.

The Riverfront Balanced Fund

This fund invests in a classic combination of two key financial markets: stocks and bonds. At the end of the 12-month reporting period, 57.1% of the fund's portfolio was invested in stocks, with the remainder invested in bonds and money market securities. Due to difficult market conditions that impacted the stock portion of the portfolio, the fund produced a negative return. Investor A Shares produced a total return of (15.56)%, or (19.37)% adjusted for the fund's sales charge. A positive contribution to the total return was $0.09 per share in dividends. Investor B Shares produced a total return of (16.20)%, or (19.55)% adjusted for the fund's contingent deferred sales charge. This share class paid $0.01 per share in dividends. Fund net assets totaled $21.1 million at the end of the reporting period.

The Riverfront Small Company Select Fund

The fund's relatively aggressive portfolio of stocks, which was impacted by difficult market conditions, produced negative returns.** The fund's Investor A Shares produced a total return of (41.26)%, or (43.88)%, adjusted for the fund's sales charge. Investor B Shares produced a total return of (41.68)%, or (44.01)% adjusted for the fund's contingent deferred sales charge. Fund net assets totaled $10.8 million at the end of the reporting period.

The Riverfront Select Value Fund

This fund pursues growth of capital through high-quality stocks that, at the end of the 12-month reporting period, included among its holdings well-known names like Citigroup, Dell Computer, Disney, Microsoft and Target. The fund's holdings were negatively impacted by market conditions that caused stock prices to decline. During the 12-month reporting period, Investor A Shares produced a total return of (19.01)%, or (22.63)% adjusted for the fund's sales charge. Investor B Shares produced a total return of (19.64)%, or (22.85)% adjusted for the fund's contingent deferred sales charge. Fund net assets totaled $25.0 million at the end of the reporting period.

The Riverfront U.S. Government Income Fund

The fund pursues income through a portfolio that, at the end of the 12-month reporting period, invested primarily in U.S. government agency securities (71.1% of the portfolio), corporate bonds (19.7% of the portfolio) and cash (4% of the portfolio). Investor A Shares provided shareholders with dividends totaling $0.47 per share. As interest rates rose during the reporting period, the NAV of the fund increased by $0.18 per share. The share class also paid a capital gain of $0.07 per share. As a result, the fund produced a positive total return of 7.78%, or 2.90% adjusted for the fund's sales charge. Investor B Shares provided shareholders with dividends totaling $0.38 per share and an NAV increase of $0.29 per share. The share class also paid a capital gain of $0.07 per share. As a result, the share class produced a positive total return of 7.04%, or 3.04% adjusted for the fund's contingent deferred sales charge. Fund net assets totaled $47.5 million at the end of the reporting period.

The Riverfront U.S. Government Securities Money Market Fund

Designed to provide you with a convenient way to earn daily income on your ready cash, the fund's portfolio of U.S. government money market securities paid dividends totaling $0.035 for Investor A shares and $0.020 for Institutional shares, while maintaining a stable share value of $1.00.* More than $206.9 million was at work in the fund at the end of the reporting period.

Thank you for pursuing your goals through The Riverfront Funds. We look forward to keeping you up-to-date on the details of your investment on a regular basis, and providing you with the highest level of service possible.

Sincerely,

/s/ Duane A. Dewey

Duane A. Dewey
President
February 15, 2002

* An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

** In return for higher growth potential, small company stocks can be more volatile than large company stocks.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message From The Investment Adviser

The Riverfront Funds

Dear Shareholders:

In March 2001, we experienced the end of the longest post World War II expansion with the official start of the recession, as pegged by the National Bureau of Economic Research. Since 1926, the stock market, as measured by the Standard & Poor's 500 Index (the "S&P 500"), has had an average return of approximately 10.7%. However, in the 1990's, stocks provided unprecedented returns of over 20%. Now investors are hoping that things will return to "normal" after the first back-to-back down years since 1973-74. We agree it is likely that the stock market will experience a more normal period in 2002.

Following the S&P 500 decline of 9.1% in 2000, expectations were high at the beginning of 2001. In fact they were too high, as fundamentals such as earnings and valuation became relevant again. Certainly the tragic events of September 11th were an unexpected shock to the world as well as to financial markets. However, the stock market was already well into a bear market decline before those events.

Let's look back at 2001. Despite the official end of the 10-year expansion in March 2001, the recession had its roots well into the year 2000 as a manufacturing recession. The Federal Reserve (the "Fed") helped stop the expansion by raising interest rates, slowing the economy and deflating the Nasdaq bubble. The consumer did not join the recession party until late in 2001. Consumers delayed succumbing to the downturn because of the 180º reversal on the part of the Fed which resulted in the most concentrated interest rate cuts ever seen in one year, 475 basis points, or a 70% reduction. This encouraged consumers to reliquify their balance sheet through refinancing their homes. It also held up the housing market, a critical lead component of the economy. The tragedy of September 11th finally pulled the consumer into a retrenchment and solidified the overall recession sentiment.

Looking forward, there are several positives for the economy in 2002:

  unprecedented monetary and fiscal stimuli;
  lower energy costs, which may add as much to Gross Domestic Product (the "GDP") as the tax rebates;
  low, stable inflation with accompanying low interest rates, and the manufacturing economy starting to recover.

The manufacturing recession appears to be over. Inventories have been substantially reduced but should start to be rebuilt, even at the current low level of sales production, thus adding to the GDP. Our primary concerns are the consumer and housing sections of the economy, seemingly a reverse image of 2001--a manufacturing rebound and a consumer slowdown. The likely prospect for the consumer side of the GDP is a continued steady to slightly declining course as the layoff toll continues to hurt.

Other factors may contribute to neutralizing the recovery. Federal government spending will likely be higher but may be offset by lower spending at the local and state levels. Their budgets must be balanced and revenues are declining. Capital spending will not add significantly to the GDP as it is still recovering from the binge period at the end of the last century. There should also be little stimulus from outside the U.S. as worldwide economies are following the U.S. slowdown.

So what appears presently to be a shallow recession, shortened by fast and deep interest rate cuts and fiscal policy reflation, will most likely give way to a shallow recovery. The large overhang of corporate and consumer debt must be resolved before significant growth rates can reappear. We may have to wait until 2003 for the start of a more robust expansion.

With all that has happened in 2001 we are looking forward to a more peaceful and less turbulent year in 2002. We wish you all the best, and on behalf of all our colleagues at Provident Investment Advisors, Inc. we thank you for your continued confidence in us.

Sincerely,

/s/ J. Donald Raines

J. Donald Raines
Senior Investment Strategist

Sincerely,

/s/ Robert F. Hartman

Robert F. Hartman
Senior Investment Strategist

Performance Reviews

The Riverfront Funds

The Riverfront Large Company Select Fund

An economic recession led stocks to a second straight year of negative performance. Growth-style investments were hit particularly hard as companies previously enjoying double-digit profit growth encountered one of history's biggest declines in corporate earnings. For the year, the Riverfront Large Company Select Fund returned (27.14)% (Investor A shares at NAV),* compared to (11.88)% for the S&P 500 and (12.73)% for the S&P 500 Barra Growth Index.** The fund sustained heavy losses from technology investments in the first quarter, and again in the third quarter following the nation's tragedy on September 11. The fourth quarter produced a return closely matching the market's results.

A number of changes were made in the fund beginning in the second quarter to manage opportunities in the recessionary environment. We reduced the number of holdings in the fund, trimming overweight positions and either adding to smaller positions or eliminating those not making a positive impact on the fund. We increased our focus on individual stock selection, paying close attention to business conditions and identifying those companies able to leverage their strengths in the difficult conditions. We also aligned our sector bets with the S&P 500, as rotation left little leadership in the markets.

Management of the fund remains team-oriented and is a collaboration of work between Portfolio Managers and Research Analysts. Robert Hartman was introduced in April as the fund's new Senior Portfolio Manager and brings 22 years of investment management experience to the fund.

Looking forward, we plan to focus on individual situations in the cyclical profit recovery, managing the portfolio to companies demonstrating stable or increasing profit growth. The backdrop for a recovery in profits are strong, and we see many opportunities for stocks to outperform in the coming months. We believe the Federal Reserve (the "Fed") is nearly done cutting interest rates and a number of areas are strengthening in the economy: manufacturing, business services, and consumer confidence. Housing remains strong but is starting to weaken, and the focus in 2002 is on the ability of the consumer to continue spending. Low commodity prices, margin expansion, and low interest rates will make the incremental cost of doing business cheaper, and companies should see substantial improvement in the bottom line as a result.

We remain committed to striving to provide investment results to our shareholders that exceed the returns of our benchmark and our peers. We look forward to the opportunities available in the economic recovery and are optimistic for 2002.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on offering price (i.e., less any applicable sales charges) for Class A Shares were (30.40)%.

** The S&P 500 is an unmanaged index capitalization weighted index of 500 stocks designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Barra Growth Index is an unmanaged capitalization-weighted index of stocks in the S&P 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index.

Large Company Select Fund

Value of a $10,000 Investment

$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
1/2/97
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
Investor B Shares**
S&P 500 Index
Morningstar Large Growth Average
$16,630
$15,408
$13,115

**Reflects applicable contingent deferred sales charge of 4.00% for shares held up to one year, 2.00% up to five years and 1.00% up to six years*

Average Annual Total Return for the Period Ended December 31, 2001

	1 Year	Since Inception (1/2/97)
Investor B Shares**	(30.59)%	5.81%

The quoted performance of Investor A Shares of this fund includes performance of certain collective trust funds accounts ("Commingled Accounts") advised by The Provident Bank, for periods dating back to 8/30/86 and prior to the fund's commencement of operations on 1/2/97, as adjusted to reflect the expenses associated with the fund. The Commingled Accounts were not registered with the Securities and Exchange Commission and therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the account's performance may have been adversely affected.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 Index is an unmanaged index considered to be representative of the stock market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in an index. The performance of the Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The Morningstar figures represents the average total returns reported by all mutual funds designated by Morningstar Inc. as falling into the respective categories indicated. They do not represent sales charges.

The Riverfront Balanced Fund

2001 was a recession year and the stock market outcome reflected that, declining for the second consecutive year. Conversely, bonds had a second consecutive strong positive year due to the massive interest rate cuts from the Fed. The culprit in the downturn was the manufacturing sector, which was going through a typical inventory-led recession. The consumer, having held in well through most of the year, capitulated in September and contributed to the downturn. For the year, the Riverfront Balanced Fund returned (15.56)% (Investor A shares at NAV),* compared to (11.88)% for the S&P 500 and (4.01)% for the Morningstar Domestic Hybrid Average.** The Fund sustained losses from technology investments in the first quarter and was hurt by an overweight in stock allocation at around 65%. In the third quarter the 65% stock allocation caused an underperformance as the overall market declined substantially. The second and fourth quarters produced a return closely matching the market's results.

The fund maintained an equity allocation of around 65% during most of the year. Throughout the year the fund reduced an overweight position in Technology, building an overweight position in Financials and Health Care as the year wore on. The bond portion of the fund maintained a short duration strategy,*** mainly in government agency bonds, which helped the performance of the fund throughout the year.

Looking forward, we expect that the economy will rebound in 2002 and along with that stocks will return to more normal returns of around 10-12%. The massive fiscal and monetary stimuli should take hold and move Gross Domestic Product positive sometime in the first half of the year. However the recovery may not be a return to the boom style of the late 1990's. We see a more modest recovery mainly from the lack of the pent up demand that has characterized previous recoveries. A good portion of the recovery's strength may have been pulled forward into 2001 which will leave a more tepid rebound in the economy.

We remain committed to striving to provide investment results to our shareholders that exceed the returns of our benchmark and our peers. We look forward to the opportunities available in the economic recovery and are optimistic for 2002.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on offering price (i.e., less any applicable sales charges) for Class A Shares were (19.37%).

** Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar Inc. as falling into the respective categories indicated. They do not reflect sales charges.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with lower durations are more sensitive to changes in interest rates than securities of shorter durations.

Balanced Fund

Value of a $10,000 Investment
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
1/17/95
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
$28,133
$19,626
$17,889
$17,277
$16,495
Investor B Shares**
S&P 500 Index
Lehman Brothers Intermediate Government/Corporate Bond Index
Lehman Brothers US Intermediate Government Bond Index
Morningstar Domestic Hybrid Average

Average Annual Total Return for the Period Ended December 31, 2001			
	1 Year	5 Year	Since Inception (1/17/95)
Investor B Shares**	(19.55)%	6.09%	8.18%

** *Reflects applicable contingent deferred sales charge of 4.00% for shares held up to one year, 2.00% up to five years and 1.00% up to six years.*

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 Index and the Lehman Brothers Intermediate Government/Corporate Bond Index are unmanaged indexes considered to be representative of the stock and bond markets, respectively. They do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the fund reflects the deduction of fees for these value-added services. Investments cannot be made in an index. The Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar Inc. as falling into the respective categories indicated. They do not reflect sales charges.

The Riverfront Small Company Select Fund

For the year ended December 31, 2001, The Riverfront Small Company Select Fund closed down (41.26)%* in total return (Investor A shares at NAV) versus (6.55)% for the Standard & Poor's 600 Small Cap Index.**

2001 was marked by the first recession in the U.S. in 10 years. In addition, the events of September 11th accentuated the economic slowdown. The recession was particularly acute in the manufacturing and telecommunications sectors. Many companies had raced to upgrade their systems for Y2K and to counter the threat of Internet competition. This led to substantial technology and telecommunications sectors spending prior to December 31, 2000. After that date, however, most of the build out was complete and demand slowed. Inventories rose throughout 2000 and by 2001 inventories had reached a point that orders for new manufacturing stopped. Many companies reported no new orders in the first quarter of 2001.

The Fed's response to the recession was dramatic as they moved to cut interest rates 11 times throughout 2001. In addition, Congress passed a tax cut that included a direct reduction/payment to all taxpayers. Congress also passed, after September 11th, a recovery package to help New York and a bill to provide the airlines with support. An economic stimulus package is currently being debated in Congress.

Looking forward, we anticipate relatively greater stability. Manufacturing companies are not seeing significant new orders as capital spending remains low. However, inventories have now been reduced to levels where some replenishment is necessary. Companies have cut costs, reduced capacity and margins have stabilized. These companies remain cautious in their outlook and expectations for the economy and the general market environment.

We expect 2002 to be a year of recovery as the economy begins to regain traction. This should be positive for smaller companies as a strengthening economy should lead to better product pricing and better margins and profitability. We have significantly lessened the Fund's exposure to Information Technology while maintaining the overall growth tilt. We believe small growth companies should perform well this year. Key holdings in the Fund include MedImmune, Bed Bath & Beyond, Cox Radio, and Commerce Bancorp of New Jersey.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on offering price (i.e. less any applicable sales charges) for Class A Shares were (43.88)%.

** The S&P 600 Small Cap Index is an unmanaged index representative of the top 600 small capitalization companies in the United States. Investments cannot be made in an index.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The return of Investor A Shares includes the performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth fund prior to acquisition.

The S&P 600 Small Cap Index is an unmanaged index representative of the top 600 small capitalization companies in the United States. Investments cannot be made in an index. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar Inc. as falling into the respective categories indicated. They do not reflect sales charges.

Small company stocks may be less liquid and subject to greater price volatility than large company stocks.

The Riverfront Select Value Fund

The equity markets had a second consecutive year of negative returns in 2001. Since 1926, there have only been three periods when equities have had negative returns (S&P 500 total return) for two or more consecutive years. Despite a formidable rally in the fourth quarter, substantial declines in the first and third quarters more than offset this advance.

The Riverfront Select Value Fund maintained its value orientation and, in general, value investing as a style, underperformed growth in the fourth quarter. Our underweighted positions in Consumer Discretionary, one of the best performing sectors, and overweighted positions in Utilities, one of the worst performing sectors, hurt overall results in the reporting period. 2001 was a difficult year in many respects. In particular, it was a year of increased volatility. Not only were the markets themselves volatile, sector rotation resulted in huge swings in the individual economic sectors as well. The Riverfront Select Value Fund's approach of buying and holding stocks with long-term potential for capital appreciation did not benefit from this short-term trading environment. For the full year, the Fund declined 19.01%* compared to declines of 11.71% for S&P 500/Barra Value Index** and 11.88% for the S&P 500.

The Fund remains focused on selecting individual stocks which are undervalued relative to the market, their peer group or their historical valuations. The current portfolio reflects this value style with the average price-earnings ratio and dividend yield comparing favorably to the S&P 500 and S&P 500/Barra Value Index.

We expect 2002 to be a more normal year in terms of stock market returns. Thus we expect a full year's results for the S&P 500 to be more in line with the 76 year historical return. A favorable interest rate environment and continued signs of economic recovery will eventually lead to increased consumer and investor confidence and which should produce a sustainable rise in equity prices.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on offering price (i.e., less any applicable sales charges) were (22.63)%.

** The S&P 500/Barra Value Index is an unmanaged market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 Index is an unmanaged index considered to be representative of the stock market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investments cannot be made in an index. The Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar Inc. as falling into the respective categories indicated. They do not reflect sales charges.

The Riverfront U.S. Government Income Fund

2001 was a volatile year for bonds due to a number of extraordinary events; the Fed lowered their target for Fed Funds a total of 475 basis points (from 6.50% to 1.75%), stocks spent the majority of the year under pressure before staging a rally into year end, the September 11th tragedy, and a new administration was faced with homeland safety and building recessionary conditions. The net effect was a sharp steepening of the U.S. Treasury curve, with the 2 year note significantly outperforming all other benchmark issues, most notably the 10 year note. Corporate spreads spent the majority of the year under pressure then tightened dramatically during the fourth quarter as prospects for a corporate earnings recovery were viewed as encouraging from both the stock and corporate bond markets perspective. The performance of mortgage backed securities was also mixed as prepayment fears ebbed and flowed, with mortgage rates moving lower then higher.

As of December 31, 2001, the Riverfront U.S. Government Income Fund posted a total return, year-to-date, of 7.67%* (Investor A shares at NAV) versus 6.84% for the Morningstar Intermediate Government Average.** Relative to the stated benchmark (the Lehman Brothers Intermediate Government Index***) the Fund began the year with a long duration strategy.**** The Fund pulled back duration into the second and third quarters, remaining neutral to the benchmark. A short duration strategy was adopted for the rest of the year. The Fund initially emphasized Treasury and Agency securities, then transitioned to high quality mortgage backed securities and high-grade corporate bonds. This strategy allowed the Fund to take advantage of the relative outperformance of the short end of the yield curve over 2001. In the fourth quarter, our short duration strategy insulated the Fund from a significant increase in rates, and locked in what we consider a very good year for shareholders.

We believe that in 2002 the focus for monetary policy will be centered not on how low Fed Funds go, but rather how long they will stay at current levels. The Fed, with 475 basis points of easing in 2001, has essentially done its part in attempting to stem the duration of the current recession. It remains to be seen if the bounce back in economic activity experienced in the last months of 2001 was caused by the monetary and fiscal stimuli, or was an immediate response to the September 11th attack. We believe it may have been a more tenuous recovery from the demand slowdown and inventory overhang that has spanned the last 12-18 months. In either scenario we would expect the rising trend in the U.S. Treasury curve to reverse to a flattening trend. We also expect mortgage backed securities and callable agencies, to outperform. Duration will be positioned to take advantage of the relative performance opportunities that we see in the longer end of the curve.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and prnicipal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on offering price (i.e., less any applicable sales charges) for the Class A Shares were 2.82%.

** Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar Inc. as falling into the respective categories indicated. They do not reflect sales charges.

*** The Lehman Brothers U.S. Intermediate Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency guaranteed by the U.S. government. Investments cannot be made in an index.

**** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

U.S. Government Income Fund

Value of a $10,000 Investment

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
10/1/92
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
$18,592
$17,777
$16,981
$16,100
Investor A Shares (No Load)
Lehman Brothers U.S. Government Index
Lehman Brothers U.S. Intermediate Government Index
Morningstar Intermediate Government Average

Average Annual Total Return for the Period Ended December 31, 2001

	1 Year	5 Year	Since Inception (10/1/92)
Investor A Shares (No Load)	7.67%	6.15%	5.29%

U.S. Government Income Fund

Value of a $10,000 Investment

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
10/1/92
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
$18,592
$17,777
$16,981
$15,376
Investor A Shares*
Lehman Brothers U.S. Government Index
Lehman Brothers U.S. Intermediate Government Index
Morningstar Intermediate Government Average

** Reflects 4.50% sales charge. ($10,000 investment minus $450 = $9,550)*

Average Annual Total Return for the Period Ended December 31, 2001			
	1 Year	5 Year	Since Inception (10/1/92)
Investor A Shares*	2.82%	5.18%	4.76%

U.S. Government Income Fund

Value of a $10,000 Investment
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
1/17/95
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
$17,382
$16,495
$15,967
$15,017
Investor B Shares**
Lehman Brothers U.S. Government Index
Lehman Brothers U.S. Intermediate Government Index
Morningstar Intermediate Government Average

Average Annual Total Return for the Period Ended December 31, 2001			
	1 Year	5 Year	Since Inception (1/17/95)
Investor B Shares**	2.75%	4.95%	5.99%

** *Reflects applicable contingent deferred sales charge of 4.00% for shares held up to one year, 2.00% up to five years and 1.00% up to six years.*

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers U.S. Intermediate Government Index is considered to be representative of mortgage-backed government bonds and intermediate-term bonds. The Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar Inc. as falling into the respective categories listed. They do not reflect sales charges. Indexes do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. Indexes are unmanaged, and investments cannot be made in an index.

The Riverfront U.S. Government Securities Money Market Fund

The Fed undertook the most massive interest rate reduction in its history by dropping interest rates 475 basis points during the year, cutting over 70% from their starting point. Their goal was to forestall a recession, and although such a goal was not achieved, they did have success in keeping it a modest one so far. Presently, it appears the Fed is near the end of their rate cuts as the economy is showing signs of improvement. We anticipate the short-term yield curve, which was negative for almost all of last year, will return to a positive slope this year, with the possibility late in the year of the Fed increasing interest rates as the recovery picks up steam.

The fund had a 30-day yield of 1.37% at year end, down from 5.97% at the end of 2000.* The duration** of the fund has remained relatively stable throughout the year, averaging around 35 to 40 days through most of the year. We hope to lengthen the duration of the portfolio to take advantage of the higher yields as opportunities present themselves.

Looking forward we believe the current monetary stimulus will bring back the economy in 2002.

* Performance quoted represents past performance and is no guarantee of future results. Yield will vary.

** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

The U.S. 30-Day Treasury Bill Index is considered to be representative of the U.S. 30-Day Treasury bill market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in an index. The performance of the fund reflects the deduction of fees for these value-added services.

Report of Independent Auditors

The Riverfront Funds

To the Shareholders and Trustees
The Riverfront Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Riverfront Funds (comprised of Large Company Select Fund, Balanced Fund, Small Company Select Fund, Select Value Fund, U.S. Government Income Fund, and U.S. Government Securities Money Market Fund) as of December 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Riverfront Funds at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Cincinnati, Ohio
February 8, 2002

Statements of Assets and Liabilities

The Riverfront Funds

December 31, 2001

	Large Company Select Fund	Balanced Fund	Small Company Select Fund
Assets:
Investments, at value (Cost $55,446,430, $20,153,165, $11,586,574, respectively)	$52,961,178	$20,873,400	$10,759,518
Interest and dividends receivable	19,228	146,381	4,463
Receivable for capital shares issued	41,627	70,430	2,406
Receivable for investments sold	--	--	131,318
Prepaid expenses and other assets	22,175	11,359	10,358

Total Assets	53,044,208	21,101,570	10,908,063

Liabilities:
Payable for capital shares redeemed	330	--	--
Payable for securities purchased	--	--	71,240
Accrued expenses and other payables:
Investment advisory fees	36,221	14,347	7,381
Administration fees	7,816	3,076	1,563
Custodian and accounting fees	6,791	2,849	1,380
Distribution fees	14,612	12,005	1,932
Transfer agent fees	9,774	4,715	9,970
Audit and legal fees	--	932	428
Other	7,015	2,311	2,033

Total Liabilities	82,559	40,235	95,927

Net Assets:
Capital	66,910,939	23,349,258	16,665,385
Accumulated undistributed net investment income/(loss)	--	9	--
Net unrealized appreciation/(depreciation) on investments	(2,485,252)	720,235	(827,056)
Accumulated net realized (losses) and distributions in excess of realized gains	(11,464,038)	(3,008,167)	(5,026,193)

Net Assets	$52,961,649	$21,061,335	$10,812,136

Net assets
Investor A Shares	$37,261,369	$9,112,123	$9,810,898
Investor B Shares	15,700,280	11,949,212	1,001,238

Total	$52,961,649	$21,061,335	$10,812,136

Shares of capital stock
Investor A Shares	4,130,060	900,070	2,232,253
Investor B Shares	1,817,498	1,125,923	224,834

Total	5,947,558	2,025,993	2,457,087

Net asset value
Investor A Shares--redemption price per share	$9.02	$10.12	$4.40
Investor B Shares--offering price per share*	8.64	10.61	4.45

Maximum sales charge (Investor A)	4.50%	4.50%	4.50%

Maximum offering price per share (100%/(100%--maximum sales charge) of net asset value adjusted to nearest cent) (Investor A)	$9.45	$10.60	$4.61

* Redemption price of Investor B shares varies based on length of time shares are held.

See Notes which are an integral part of the Financial Statements

Statements of Assets and Liabilities

The Riverfront Funds

December 31, 2001

	Select Value Fund	U.S. Government Income Fund	U.S. Government Securities Money Market Fund
Assets:
Investments, at value (Cost $27,629,501, $46,455,356, and $176,194,308 respectively)	$25,020,970	$47,099,097	$176,194,308
Repurchase agreements (Cost $0, $0, and $30,904,000 respectively)	--	--	30,904,000

Total investments	25,020,970	47,099,097	207,098,308
Cash	--	--	880
Interest and dividends receivable	31,000	456,020	169,703
Receivable for capital shares issued	1,593	5,528	--
Prepaid expenses and other assets	--	6,416	7,678

Total Assets	25,053,563	47,567,061	207,276,569

Liabilities:
Dividends payable	--	--	230,316
Payable for capital shares redeemed	21,957	1,627	--
Accrued expenses and other payables:
Investment advisory fees	18,056	16,190	26,235
Administration fees	3,509	6,840	29,220
Custodian and accounting fees	2,976	2,103	9,045
Distribution fees	7,651	11,415	38,642
Transfer agent fees	1,303	3,053	--
Audit and legal fees	5,838	--	--
Other	14,201	--	15,530

Total Liabilities	75,491	41,228	348,988

Net Assets:
Capital	34,823,057	46,881,013	206,927,584
Accumulated undistributed net investment income	--	1,079	--
Net unrealized appreciation/(depreciation) on investments	(2,608,531)	643,741	--
Accumulated net realized (losses) and distributions in excess of realized gains	(7,236,454)	--	(3)

Net Assets	$24,978,072	$47,525,833	$206,927,581

Net assets
Investor A Shares	$18,928,091	$45,573,180	$180,951,315
Investor B/Institutional Shares	6,049,981	1,952,653	25,976,266

Total	$24,978,072	$47,525,833	$206,927,581

Shares of capital stock
Investor A Shares	2,147,200	4,723,055	180,951,315
Investor B/Institutional Shares	681,468	174,934	25,976,266

Total	2,828,668	4,897,989	206,927,581

Net asset value
Investor A Shares--redemption price per share	$8.82	$9.65	$1.00
Investor B/Institutional Shares--offering price per share*	8.88	11.16	1.00

Maximum sales charge (Investor A)	4.50%	4.50%	N/A

Maximum offering price per share (100%/(100%--maximum sales charge) of net asset value adjusted to nearest cent) (Investor A) (a)	$9.24	$10.10	$1.00

* Redemption price of Investor B shares varies based on length of time shares are held.

a) Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.

N/A Not applicable.

See Notes which are an integral part of the Financial Statements

Statements of Operations

The Riverfront Funds

For the Year Ended December 31, 2001

	Large Company Select Fund	Balanced Fund	Small Company Select Fund
Investment Income:
Interest income	$1,643	$439,231	$--
Dividend income	587,809	191,639	35,102

Total Income	589,452	630,870	35,102

Expenses:
Investment advisory fees	550,579	223,159	108,637
Administration fees	116,997	42,152	23,085
Distribution services fee (Investor A Shares)	124,389	26,031	30,654
Distribution services and shareholder service fees (Investor B Shares)	190,669	143,833	13,180
Custodian and accounting fees	105,429	40,724	22,093
Audit and legal fees	25,510	5,592	4,863
Trustees' fees and expenses	32,319	7,059	6,439
Transfer agent fees	120,516	52,287	76,985
Registration and filing fees	553	--	--
Printing costs	17,520	5,473	5,253
State registration fees	18,364	16,954	18,820
Other	3,737	1,931	2,380

Gross Expenses	1,306,582	565,195	312,389
Less: Fee waivers
Investment advisory fees	--	(24,794)	--
Distribution services fee (Investor A Shares)	--	(2,197)	--

Net Expenses	1,306,582	538,204	312,389

Net Investment Income (Loss)	(717,130)	92,666	(277,287)

Realized/Unrealized (Losses) from Investments:
Net realized (losses) from investment transactions	(10,736,563)	(2,847,108)	(4,828,055)
Net change in unrealized appreciation/(depreciation) from investments	(12,921,959)	(1,789,008)	(3,305,657)

Net realized/unrealized (losses) from investments	(23,658,522)	(4,636,116)	(8,133,712)

Change in net assets resulting from operations	$(24,375,652)	$(4,543,450)	$(8,410,999)

See Notes which are an integral part of the Financial Statements

Statements of Operations

The Riverfront Funds

For the Year Ended December 31, 2001

	Select Value Fund	U.S. Government Income Fund	U.S. Government Securities Money Market Fund
Investment Income:
Interest income	$--	$2,719,292	$8,061,966
Dividend income	458,454	92,010	22,061

Total Income	458,454	2,811,302	8,084,027

Expenses:
Investment advisory fees	285,310	189,603	296,607
Administration fees	51,055	80,581	333,505
Distribution services fee (Investor A)	55,590	114,353	454,608
Distribution services and shareholder service fees (Investor B)	77,971	16,592	--
Custodian and accounting fees	47,026	51,348	100,234
Audit and legal fees	11,049	8,838	39,279
Trustees' fees and expenses	4,270	10,704	49,015
Transfer agent fees	59,527	41,881	31,666
Registration and filing fees	150	571	315
Printing costs	7,866	6,636	30,947
State registration fees	19,103	17,031	26,065
Other	2,641	2,385	16,999

Gross Expenses	621,558	540,523	1,379,240
Less: Fee Waivers
Investment advisory fees	(30,031)	--	--
Distribution services fee (Investor A Shares)	(2,424))	(8,884)	(85,026)

Net Expenses	589,103	531,639	1,294,214

Net Investment Income	(130,649)	2,279,663	6,789,813

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	(2,962,250)	550,648	1,442
Net change in unrealized appreciation/(depreciation) from investments	(3,235,526)	625,568	--

Net realized/unrealized gains (losses) from investments	(6,197,776)	1,176,216	1,442

Change in net assets resulting from operations	$(6,328,425)	$3,455,879	$6,791,255

See Notes which are an integral part of the Financial Statements

Statements of Changes in Net Assets

The Riverfront Funds

	Large Company Select Fund		Balanced Fund		Small Company Select Fund

	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(717,130)	$(1,111,694)	$92,666	$241,305	$(277,287)	$(386,747)
Net realized gains (losses) from investment transactions	(10,736,563)	8,725,636	(2,847,108)	2,674,165	(4,828,055)	2,427,753)
Net change in unrealized appreciation (depreciation) from investments	(12,921,959)	(31,955,198)	(1,789,008)	(2,612,874)	(3,305,657)	(8,072,506)

Change in net assets resulting from operations	(24,375,652)	(24,341,256)	(4,543,450)	302,596	(8,410,999)	(6,031,500)

Distributions to Shareholders:
Distributions to Investor A Shareholders:
From net investment income	--	--	(82,308)	(163,753)	--	--
From net realized gains from investments	--	(8,133,769)	--	(1,165,443)	--	(3,154,263)
In excess of net realized gains	--	(73,057)	--	--	--	--
Distributions to Investor B Shareholders:
From net investment income	--	--	(11,119)	(76,519)	--	--
From net realized gains from investments	--	(3,082,475)	--	(1,704,157)	--	(341,123)
In excess of net realized gains	--	(27,687)	--	--	--	--

Change in net assets from shareholder distributions	--	(11,316,988)	(93,427)	(3,109,872)	--	(3,495,386)

Capital Transactions:
Proceeds from shares issued	36,934,159	40,188,042	2,419,506	6,610,382	1,121,121	10,005,456
Dividends reinvested	--	11,226,868	91,843	3,017,679	--	3,346,410
Cost of shares redeemed	(53,385,694)	(29,078,782)	(6,357,768)	(7,404,932)	(2,775,479)	(8,511,894)

Change in net assets from capital transactions	(16,451,535)	22,336,128	(3,846,419)	2,223,129	(1,654,358)	4,839,972

Change in net assets	(40,827,187)	(13,322,116)	(8,483,296)	(584,147)	(10,065,357)	(4,686,914)
Net Assets:
Beginning of year	93,788,836	107,110,952	29,544,631	30,128,778	20,877,493	25,564,407

End of year	$52,961,649	$93,788,836	$21,061,335	$29,544,631	$10,812,136	$20,877,493

Share Transactions:
Issued	4,013,412	2,360,877	221,205	472,071	197,196	812,721
Reinvested	--	913,401	8,387	241,610	--	456,375

Redeemed	(5,713,447)	(1,751,776)	(581,412)	(532,106)	(521,742)	(717,649)

Change in shares	(1,700,035)	1,522,502	(351,820)	181,575	(324,546)	551,447

See Notes which are an integral part of the Financial Statements

Statements of Changes in Net Assets

The Riverfront Funds

	Select Value Fund		U.S. Government Income Fund		U.S. Government Securities Money Market Fund

	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(130,649)	$(224,461)	$2,279,663	$2,242,868	$6,789,813	$9,361,884
Net realized gains (losses) from investment transactions	(2,962,250)	1,997,942	550,648	114,810	1,442	785
Net change in unrealized appreciation (depreciation) from investments	(3,235,526)	(2,957,416)	625,568	2,016,722	--	--

Change in net assets resulting from operations	(6,328,425)	(1,183,935)	3,455,879	4,374,400	6,791,255	9,362,669

Distributions to Shareholders:
Distributions to Investor A Shareholders:
From net investment income	--	--	(2,222,381)	(2,182,851)	(6,209,514)	(9,361,884)
From net realized gains from investments	--	--	(340,757)	--	--	--
Distributions to Investor B Shareholders:
From net investment income	--	--	(57,077)	(60,857)	--	--
From net realized gains from investments	--	--	(12,434)	--	--	--
Distributions to Institutional Shareholders:
From net investment income	--	--	--	--	(580,299)	--

Change in net assets from shareholder distributions	--	--	(2,632,649)	(2,243,708)	(6,789,813)	(9,361,884)

Capital Transactions:
Proceeds from shares issued	3,712,913	10,010,185	8,241,457	8,572,885	767,894,340	384,522,799
Dividends reinvested	--	--	738,591	454,496	2,314,626	3,008,757
Cost of shares redeemed	(8,064,820)	(10,817,489)	(7,220,906)	(4,488,636)	(726,086,891)	(419,255,779)

Change in net assets from capital transactions	(4,351,907)	(807,304)	1,759,142	4,538,745	44,122,075	(31,724,223)

Change in net assets	(10,680,332)	(1,991,239)	2,582,372	6,669,437	44,123,517	(31,723,438)
Net Assets:
Beginning of year	35,658,404	37,649,643	44,943,461	38,274,024	162,804,064	194,527,502

End of year	$24,978,072	$35,658,404	$47,525,833	$44,943,461	$206,927,581	$162,804,064

Share Transactions:
Issued	374,301	860,277	840,377	926,919	767,894,340	384,522,796
Reinvested	--	--	75,615	48,744	2,314,626	3,008,757
Redeemed	(806,812)	(932,945)	(737,194)	(479,433)	(726,086,891)	(419,255,779)

Change in shares	(432,511)	(72,668)	178,798	496,230	44,122,075	(31,724,226)

See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

The Riverfront Funds Large Company Select Fund

December 31, 2001

Shares		Market Value
Common Stocks (98.4%)
Aerospace--Defense (1.8%)
11,700	General Dynamics Corp.	$931,788

Banks (5.5%)
19,600	Bank of America Corp.	1,233,820
33,550	Citigroup, Inc.	1,693,604

		2,927,424

Beverages (1.8%)
19,500	PepsiCo, Inc.	949,455

Biopharmaceuticals (3.0%)
34,375	Medimmune, Inc. (b)	1,593,281

Computers & Peripherals (6.4%)
85,450	Cisco Systems, Inc. (b)	1,547,500
86,050	EMC Corp-Mass	1,156,512
15,000	Veritas Software Corp. (b)	672,300

		3,376,312

Consumer Goods & Services (1.1%)
14,350	Clorox Co.	567,542

Diversified (11.0%)
34,250	Dynegy Inc. -- Class A Shares	873,375
46,625	General Electric Co.	1,868,730
15,575	Illinois Tool Works	1,054,739
34,725	Tyco International Ltd.	2,045,303

		5,842,147

Financial Services (2.5%)
24,450	Capital One Financial Co.	1,319,077

Insurance (7.6%)
19,700	American International Group	1,564,180
11,900	Marsh & McLennan Companies, Inc.	1,278,655
16,625	United Health Group, Inc.	1,176,551

		4,019,386

Media (2.5%)
26,375	Clear Channel Communications (b)	1,342,751

Medical Supplies (5.6%)
19,625	Cardinal Health Inc.	1,268,953
28,850	Johnson & Johnson	1,705,035

		2,973,988

Metals & Mining (1.2%)
11,500	Weyerhaeuser Corp.	621,920

Oil--Integrated Companies (4.2%)
39,375	Exxon Mobil Corp.	1,547,438
20,000	TransOcean Sedco Forex Inc.	676,400

		2,223,838

Pharmaceuticals (8.5%)
24,575	Amgen Inc. (b)	1,387,013
19,675	Eli Lilly & Co.	1,545,274
39,300	Pfizer, Inc.	1,566,105

		4,498,392

Retails (12.6%)
34,375	Home Depot, Inc.	1,753,469
24,575	Kohl's Corp. (b)	1,731,063
38,975	Kroger Co.	813,408
19,225	Walgreen Co.	647,113
29,525	Wal-Mart Stores, Inc.	1,699,164

		6,644,217

Semiconductors (6.1%)
54,550	Intel Corp.	1,715,599
54,675	Texas Instruments, Inc.	1,530,900

		3,246,499

Software & Computer Services (9.5%)
47,225	AOL Time Warner (b)	1,515,922
14,775	International Business Machines Corp .	1,787,184
25,825	Microsoft Corp. (b)	1,711,423

		5,014,529

Telecommunications--Equipment (2.0%)
44,000	Nokia Corp. ADR	1,079,320

Utilities--Telecommunications (3.6%)
77,000	Broadwing, Inc. (b)	731,500
48,925	Sprint Corp. -- PCS Group (b)	1,194,259

		1,925,759

Waste--Non-Hazardous Disposal (1.9%)
32,000	Waste Management, Inc.	1,021,120

Total Common Stocks (Identified Cost $54,603,997)		52,118,745

Investment Companies (1.6%)
49,597	AIM Institutional Money Market Fund	49,597
792,836	Fidelity Institutional Treasury Money Market Fund	792,836

Total Investment Companies (Identified Cost $842,433)		842,433

Total Investments (Identified Cost $55,446,430) (a)		$52,961,178

(a) The cost of investments for federal tax purposes amounts to $56,235,730. The net unrealized depreciation of investments on a federal tax basis amounts to $3,274,552 which is comprised of $4,752,870 appreciation and $8,027,422 depreciation at December 31, 2001.

(b) Represents non-income producing securities.

ADR--American Depositary Receipt

Note: The categories of investments are shown as a percentage of net assets ($52,961,649) at December 31, 2001.

Schedule of Portfolio Investments

The Riverfront Funds Balanced Fund

December 31, 2001

Shares		Market Value
Common Stocks (57.1%)
Aerospace--Defense (0.8%)
2,000	General Dynamics Corp.	$159,280

Banks (4.5%)
5,000	Bank of America Corp.	314,750
6,333	Citigroup Inc.	319,690
10,000	Wachovia Corp.	313,600

		948,040

Beverage (1.2%)
5,000	PepsiCo, Inc.	243,450

Computers & Peripherals (3.5%)
14,000	Dell Computer Corp. (b)	380,520
3,000	International Business Machine Corp.	362,880

		743,400

Diversified (6.0%)
8,000	General Electric Co.	320,640
4,000	Illinois Tool Works	270,880
8,000	SYSCO Corp.	209,760
8,000	Tyco International Ltd.	471,200

		1,272,480

Entertainment (1.0%)
10,000	The Walt Disney Co.	207,200

Financial Services (3.1%)
7,000	Capital One Financial Corp.	377,650
7,000	Moody's Corp.	279,020

		656,670

Independent Power Producers (2.2%)
14,000	Calpine Corp. (b)	235,060
5,000	Dynegy Inc. -- Class A Shares	127,500
6,000	Mirant Corp. (b)	96,120

		458,680

Insurance (3.6%)
3,000	American International Group	238,200
2,000	Jefferson-Pilot Corp.	92,540
6,000	United Health Group, Inc.	424,620

		755,360

Media (1.2%)
8,000	AOL Time Warner (b)	256,800

Medical Supplies (3.2%)
6,000	Cardinal Health Inc.	387,960
5,000	Johnson & Johnson	295,500

		683,460

Metals & Mining (1.0%)
4,000	Weyerhaeuser Co.	216,320

Oil--Integrated Companies (4.1%)
3,000	Chevrontexaco Corp.	268,830
8,000	Exxon Mobil Corp.	314,400
5,000	Kerr McGee Corp.	274,000

		857,230

Pharmaceuticals (5.3%)
7,000	Amegen Inc. (b)	395,080
5,000	Eli Lilly & Co.	392,700
8,000	Pfizer, Inc.	318,800

		1,106,580

Retail (8.3%)
5,000	Best Buy Inc. (b)	372,400
8,000	Home Depot, Inc.	408,080
5,000	Kohl's Corp. (b)	352,200
5,000	Wal-Mart Stores, Inc.	287,750
10,000	Walgreen Co.	336,600

		1,757,030

Semiconductors (3.0%)
13,000	Intel Corp.	408,850
8,000	Texas Instruments	224,000

		632,850

Software & Computer Services (1.6%)
5,000	Microsoft Corp. (b)	331,350

Telecommunications--Equipment (1.2%)
17,000	Motorola Inc.	255,340

Utilities--Telecommunications (2.3%)
20,000	Broadwing, Inc. (b)	190,000
12,000	Sprint Corp. -- PCS Group (b)	292,920

		482,920

Total Common Stocks (Identified Cost $11,398,405)		12,024,440

Principal Amount		Market Value
U.S. Government Agencies (32.5%)
Federal Home Loan Mortgage Corp. (4.8%)
$ 1,000,000	6.00%, 02/21/06	1,005,000
Federal National Mortgage Assoc. (26.3%)
400,000	4.875%, 07/02/02	405,500
1,000,000	5.25%, 08/14/06	1,016,250
2,000,000	5.50%, 07/18/06	2,050,000
1,000,000	6.25%, 07/19/11	1,026,250
1,000,000	6.40%, 05/14/09	1,041,250

U.S. Treasury Bill (1.4%)		5,539,250

300,000	03/28/02	298,794

Total U.S. Government Agencies (Identified Cost $6,748,844)		6,843,044

Shares		Market Value
Investment Companies (9.5%)
1,029,300	AIM Institutional Money Market Fund	1,029,300
976,616	Fidelity Institutional Treasury Money Market Fund	976,616

Total Investment Companies (Identified Cost $2,005,916)		2,005,916

Total Investments (Identified Cost $20,153,165) (a)		$20,873,400

(a) The cost of investments for federal tax purposes amounts to $20,153,165. The net unrealized appreciation of investments on a federal tax basis amounts to $720,235 which is comprised of $1,799,733 appreciation and $1,079,498 depreciation at December 31, 2001.

(b) Represents non-income producing securities.

Note: The categories of investments are shown as a percentage of net assets ($21,061,335) at December 31, 2001.

Schedule of Portfolio Investments

The Riverfront Funds Small Company Select Fund

December 31, 2001

Shares		Market Value
Common Stocks (99.4%)
Airlines (0.6%)
4,000	Frontier Airlines Inc. (b)	$68,000

Apparel (2.5%)
6,000	American Eagle Outfitters (b)	157,020
3,500	Hot Topic Inc. (b)	109,865

		266,885

Automotive Parts (3.0%)
12,000	Gentex Corp. (b)	320,760

Banks (6.0%)
5,660	Commerce Bancorp, Inc.	222,664
3,700	Cullen Frost Bankers, Inc.	114,256
3,625	First Midwest Bancorp Inc.	105,814
8,000	National Commerce Financial Corp.	202,400

		645,134

Beverages (1.2%)
3,150	Constellation Brands, Inc. (b)	134,978

Biopharmaceuticals (10.4%)
30,000	Allos Therapeutics, Inc. (b)	208,200
7,000	Ilex Oncology, Inc. (b)	189,280
10,000	Medimmune, Inc. (b)	463,500
5,000	Myriad Genetics (b)	263,200

		1,124,180

Brokerage Services (1.6%)
3,500	Legg Mason Inc.	174,930

Building & Construction (2.1%)
3,750	Florida Rock Industry	137,175
3,660	Shaw Group, Inc. (b)	86,010

		223,185

Casino Services (1.3%)
2,000	International Game Technology (b)	136,600

Commercial Services (2.0%)
2,500	F.Y.I. Inc. (b)	83,750
4,500	Memberworks, Inc. (b)	63,045
4,500	Teletech Holding, Inc. (b)	64,485

		211,280

Computers & Business (6.2%)
3,000	Adaptec, Inc. (b)	43,500
19,000	Amazon.Com, Inc. (b)	205,580
1,800	Earthlink, Inc. (b)	21,906
9,400	F5 Networks Inc. (b)	202,476
6,100	Internet Security Systems (b)	195,566

		669,028

Computers & Peripherals (3.3%)
6,700	Comverse Technology, Inc. (b)	149,879
4,000	Mercury Computer Systems Inc. (b)	156,440
7,000	Read-Rite Corp. (b)	46,270

		352,589

Computers & Services (1.4%)
4,500	Factset Research Systems Inc.	157,275

Consumer Goods (2.0%)
2,550	American Italian Pasta Co. -- A Shares (b)	107,176
2,500	Toro Co.	112,500

		219,676

Electrical Equipment (3.4%)
5,500	Benchmark Electronics, Inc. (b)	104,280
7,500	Sanmina Corp. (b)	149,250
4,100	Technitrol, Inc.	113,242

		366,772

Financial Services (3.7%)
5,000	Eaton Vance Corp.	177,750
5,000	SEI Investment Co.	225,550

		403,300

Food--Meat Products (1.1%)
5,300	Smithfield Foods, Inc. (b)	116,812

Human Resources (1.0%)
4,000	Adminstaff Inc. (b)	109,640

Insurance (1.3%)
2,500	Hilb, Rogal & Hamilton Co.	140,125

Management Consulting (0.9%)
4,712	Tetra Tech, Inc. (b)	93,816

Medical Laser Systems (0.1%)
8,000	LCA-Vision Inc. (b)	7,040

Medical Supplies (1.2%)
2,500	Resmed, Inc. (b)	134,800

Oil--Energy (1.4%)
8,700	XTO Energy Inc.	152,250

Oil--Exploration & Production (2.6%)
5,000	Cabot Oil & Gas, Corp. -- Class A	120,250
3,500	Plains Resources, Inc. (b)	86,135
4,000	Swift Energy, Co. (b)	80,800

		287,185

Pharmaceuticals (7.2%)
3,800	AdvancePCS (b)	111,530
9,300	Celgene Corp. (b)	296,856
2,550	Universal Health Services -- B Shares	109,089
1,850	Varian Medical Systems Inc.	131,831
5,084	Vertex Pharmaceutical, Inc. (b)	125,016

		774,322

Printing & Publishing (2.3%)
7,350	Multi Color Corp. (b)	133,035
2,000	Zebra Tech Corp. -- Class A Shares (b)	111,020

		244,055

Power Conversions--Supply Equipment (2.2%)
4,500	Advanced Energy Industries (b)	119,880
5,000	C&D Technologies, Inc.	114,250

		234,130

Radio (3.5%)
15,000	Cox Radio Inc. Class A (b)	382,200

Retail--Food (1.5%)
7,000	Great Atlantic & Pacific Tea Co. (b)	166,460

Retail--Restaurants (1.3%)
3,000	P F Chang's China Bistro Inc. (b)	141,900

Retail--Specialty Stores (4.6%)
11,000	Bed Bath & Beyond, Inc. (b)	372,900
3,500	O'Reilly Automotive, Inc. (b)	127,645

		500,545

Semiconductors (5.7%)
7,150	Axcelis Technologies, Inc. (b)	92,163
8,500	Cypress Semiconductor, Co. (b)	169,405
2,500	ESS Technology (b)	53,150
2,000	Novellus Systems, Inc. (b)	78,900
800	Nvidia Corp. (b)	53,520
13,200	Vitesse Semiconductor Corp. (b)	164,472

		611,610

Software & Computer Services (4.6%)
7,500	BEA Systems, Inc. (b)	115,575
2,000	Filenet, Corp. (b)	40,580
28,000	i2 Technologies, Inc. (b)	221,200
3,225	Verisign, Inc. (b)	122,679

		500,034

Telecommunications--Equipment (2.4%)
4,000	Electro Scientific Industry Inc. (b)	120,040
24,000	MRV Communications, Inc. (b)	101,760
4,000	Terayon Communication System (b)	33,080

		254,880

Utilities--Electric (1.2%)
7,000	Green Mountain Power Corp.	130,550

Utilities--Gas (1.3%)
4,000	Piedmont Natural Gas Co.	143,200

Utilities--Telecommunications (0.3%)
1,000	Metro One Telecommunications (b)	30,250

Wholesale Distributions (1.0%)
2,000	Expeditors International of Washington, Inc.	113,900

Total Common Stocks (Identified Cost $11,571,332)		10,744,276

Investment Companies (0.1%)
15,242	AIM Institutional Money Market Fund	15,242

Total Investment Companies (Identified Cost $15,242) (a)		15,242

Total Investments (Identified Cost $11,586,574)		$10,759,518

(a) The cost of investments for federal tax purposes amounts to $11,617,429. The net unrealized depreciation of investments on a federal tax basis amounts to $857,911 which is comprised of $1,813,951 appreciation and $2,671,862 depreciation at December 31, 2001.

(b) Represents non-income producing securities.

Note: The categories of investments are shown as a percentage of net assets ($10,812,136) at December 31, 2001.

Schedule of Portfolio Investments

The Riverfront Funds Select Value Fund

December 31, 2001

Shares		Market Value
Common Stocks (97.6%)
Banks (18.5%)
14,000	Bank Of America Corp.	$881,300
21,000	Bank One Corp.	820,050
22,000	Citigroup, Inc.	1,110,560
24,500	Compass Bancshares Inc.	693,350
35,500	Wachovia Corp.	1,113,280

		4,618,540

Beverages (2.3%)
11,500	PepsiCo, Inc.	559,935

Computer & Peripherals (5.2%)
12,000	Dell Computer Corp. (b)	326,160
8,000	International Business Machine Corp.	967,680

		1,293,840

Consumer Goods & Services (2.1%)
13,500	Clorox Co.	533,925

Containers--Paper/Plastic (1.8%)
17,000	Sonoco Products Co.	451,860

Diversified (6.1%)
16,000	General Electric Co.	641,280
25,800	Honeywell International, Inc.	872,556

		1,513,836

Entertainment (2.2%)
26,550	The Walt Disney Co.	550,116

Financial Services (1.7%)
20,000	US Bancorp	418,600

Independent Power Producers (5.4%)
24,200	Calpine Corp. (b)	406,318
19,000	Dynegy, Inc. -- Class A Shares	484,500
27,725	Mirant Corp. (b)	444,154

		1,334,972

Insurance (2.8%)
7,925	Allmerica Financial Corp.	353,059
7,500	Jefferson-Pilot Corp.	347,025

		700,084

Media (2.4%)
19,000	AOL Time Warner, Inc. (b)	609,900

Metals & Mining (1.8%)
8,400	Weyerhaeuser Co.	454,272

Non-Hazardous--Waste Disposal (2.0%)
15,800	Waste Management Inc.	504,178

Oil & Gas Exploration, Production & Services (3.7%)
10,000	Devon Energy Corp.	386,500
10,000	Kerr-McGee Corp.	548,000

		934,500

Oil--Integrated Companies (11.0%)
7,257	Chevrontexaco Corp.	650,300
20,150	Enerplus Resources Fund	313,534
30,000	Exxon Mobil Corp.	1,179,000
12,500	Royal Dutch Petroleum -- NY Shares	612,750

		2,755,584

Pharmaceuticals (8.0%)
12,400	Amgen, Inc. (b)	699,856
21,687	Pfizer, Inc.	864,227
12,165	Schering-Plough Corp.	435,629

		1,999,712

Real Estate Investments & Trusts (1.1%)
10,000	Healthcare Realty Trust	280,000

Retail (3.9%)
25,450	The Gap, Inc.	354,773
12,200	Kroger Co.	254,614
8,700	Target Corp.	357,135

		966,522

Semiconductors (2.8%)
10,600	Intel Corp.	333,370
12,900	Texas Instruments, Inc.	361,200

		694,570

Software & Computer Services (4.1%)
11,700	Microsoft Corp. (b)	775,359
17,200	Oracle Corp. (b)	237,532

		1,012,891

Telecommunications--Equipment (2.1%)
64,600	Lucent Technologies Inc.	406,334
8,000	Motorola, Inc.	120,160

		526,494

Utilities--Energy Products (0.6%)
9,100	AES Corporation (b)	148,785

Utilities--Telecommunications (6.0%)
65,675	Broadwing, Inc. (b)	623,912
14,100	CenturyTel, Inc.	462,480
29,400	Worldcom, Inc. (b)	413,952

		1,500,344

Total Common Stocks (Identified Cost $26,971,991)		24,363,460

Investment Companies (2.6%)
630,545	AIM Institutional Money Market Fund	630,545
26,965	Fidelity Institutional Treasury Money Market Fund	26,965

Total Investment Companies (Identified Cost $657,510)		657,510

Total Investments (Identified Cost $ 27,629,501) (a)		$25,020,970

(a) The cost of investments for federal tax purposes amounts to $27,734,832. The net unrealized depreciation of investments on a federal tax basis amounts to $2,713,862 which is comprised of $1,908,026 appreciation and $4,621,888 depreciation at December 31, 2001.

(b) Represents non-income producing securities.

Note: The categories of investments are shown as a percentage of net assets ($24,978,072) at December 31, 2001.

Schedule of Portfolio Investments

The Riverfront Funds U.S. Government Income Fund

December 31, 2001

Principal Amount		Market Value
Corporate Bonds (19.7%)
Banks (6.4%)
$ 1,000,000	Bank of America Corp., 4.75%, 10/15/06	$978,750
1,000,000	Citigroup, Inc., 5.50%, 08/09/06	1,013,750
1,000,000	Wells Fargo Co., 5.90%, 05/21/06	1,032,500

		3,025,000

Financial Services (6.9%)
1,000,000	American Express Master Trust, Series 1998-1, Class A, 5.90%, 5/15/03, ABS.	1,036,270
598,311	Countrywide Home Loans, Inc., Series 1998-11, Class A10, 6.25%, 8/25/28, CMO	605,287
183,733	Countrywide Home Loans, Inc., Series 1998-1, Class AF2, 6.27%, 4/25/28, ABS.	186,326
1,000,000	JP Morgan Chase & Co., 5.625%, 08/15/06	1,016,250
436,288	Merrill Lynch Mortgage Investors, Inc., Series 1992-D, Class B, 8.50%, 07/15/17	450,463

		3,294,596

Computer & Peripherals (2.1%)
1,000,000	IBM Corp., 4.875%, 10/01/06	992,500

Diversified (2.2%)
1,000,000	General Electric Capital Corp., 6.50%, 11/01/06	1,067,500

Telephone--Integrated (2.1%)
1,000,000	BellSouth Corp., 5.00%, 10/15/06	992,500

Total Corporate Bonds (Identified Cost $9,365,962)		9,372,096

U.S. Government Agencies (71.2%)
Federal Home Loan Bank (7.2%)
2,500,000	6.375%, 08/15/06	2,663,200
725,000	6.85%, 12/27/04	756,719

		3,419,919

Federal Home Loan Mortgage Corp. (6.6%)
2,000,000	6.22%, 03/18/08	2,074,180
1,000,000	6.44%, 10/24/07	1,070,030

		3,144,210

Federal National Mortgage Association (42.1%)
1,000,000	5.25%, 01/15/09	989,970
2,000,000	5.50%, 07/18/06	2,050,000
1,563,237	5.50%, 04/01/24 Pool #280553	1,512,885
1,000,000	5.87%, 09/02/08	1,027,340
1,000,000	5.90%, 03/03/09	1,023,750
202,721	6.00%, 02/01/03	206,224
197,088	6.00%, 05/01/03 Pool #347156	200,494
1,000,000	6.00%, 05/15/08	1,038,690
1,000,000	6.10%, 01/22/08	1,025,870
2,000,000	6.40%, 05/14/09	2,082,500
1,000,000	6.50%, 12/25/07	1,031,000
1,835,395	6.50%, 08/01/14 Pool #252640	1,873,351
3,000,000	6.50%, 10/25/28	2,982,930
1,000,000	6.51%, 05/06/08	1,037,310
655,000	6.55%, 11/21/07	674,257
1,176,722	7.50%, 11/01/15	1,230,792

		19,987,363

Government National Mortgage Association (15.3%)
1,861,615	6.00%, 04/01/13 Pool #424320	1,878,761
1,916,126	6.00%, 06/01/14 Pool #323780	1,930,861
271,401	7.00%, 11/15/08 Pool #363175	285,193
297,165	7.00%, 01/15/09 Pool #363194	312,115
831,587	7.00%, 02/15/09 Pool #383488	873,424
826,951	7.00%, 07/15/23 Pool #322882	852,124
933,355	7.50%, 12/15/09 Pool #780419	986,641
153,529	8.00%, 05/15/23, Pool #351752	163,172

		7,282,291

Total U.S. Government Agencies (Identified Cost $33,111,330)		33,833,783

U.S. Treasury Notes (4.2%)
2,000,000	4.75%, 11/15/08	1,992,180

Total U.S. Treasury Notes (Identified Cost $2,004,916)		1,992,180

Investment Companies (4.0%)
1,770,022	AIM Institutional Money Market Fund	1,770,022
131,016	Fidelity Institutional Treasury Money Market Fund	131,016

Total Investment Companies (Identified Cost $1,901,038)		1,901,038

Total Investments (Identified Cost $46,455,356) (a)		$47,099,097

(a) The cost of investments for federal tax purposes amounts to $46,455,356. The net unrealized appreciation of investments on a federal tax basis amounts to $643,741 which is comprised of $907,971 appreciation and $264,230 depreciation at December 31, 2001.

ABS--Asset Backed Security

CMO--Collateralized Mortgage Obligation

Note: The categories of investments are shown as a percentage of net assets ($47,525,833) at December 31, 2001.

Schedule of Portfolio Investments

The Riverfront Funds U.S. Government Securities Money Market Fund

December 31, 2001

Principal Amount		Market Value
U.S. Government Agencies (85.2%)
Federal Home Loan Bank (15.9%)
$ 3,000,000	1.69%, 03/12/02	$2,990,142
3,000,000	1.70%, 04/10/02	2,985,975
6,000,000	1.81%, 02/01/02	5,990,648
6,000,000	1.94%, 02/15/02	5,985,450
6,000,000	1.95%, 02/20/02	5,983,750
6,000,000	2.27%, 01/11/02	5,996,217
3,000,000	5.05%, 02/05/02	2,999,938

		32,932,120

Federal Farm Credit Bank (2.9%)
6,000,000	1.99%, 02/12/02	5,986,070

Federal Home Loan Mortgage Corp. (38.6%)
6,000,000	1.73%, 03/21/02	5,977,222
6,000,000	1.75%, 01/15/02	5,995,917
6,000,000	1.80%, 01/09/02	5,997,600
7,938,000	1.85%, 03/27/02	7,903,326
6,000,000	1.94%, 02/14/02	5,985,773
6,000,000	1.99%, 01/22/02	5,993,035
6,000,000	2.01%, 02/04/02	5,988,610
6,000,000	2.02%, 02/28/02	5,980,473
6,000,000	2.03%, 01/31/02	5,989,850
6,000,000	2.12%, 01/24/02	5,991,873
6,000,000	2.17%, 01/30/02	5,989,512
6,000,000	2.26%, 01/17/02	5,993,973
6,000,000	2.29%, 01/10/02	5,996,565

		79,783,729

Federal National Mortgage Association (27.8%)
6,000,000	1.67%, 01/08/02	5,998,052
6,000,000	1.70%, 04/19/02	5,969,400
6,000,000	1.73%, 03/07/02	5,981,258
6,000,000	1.73%, 03/14/02	5,979,240
6,000,000	1.81%, 06/20/02	5,948,717
6,000,000	1.85%, 01/04/02	5,999,075
6,000,000	1.97%, 02/21/02	5,983,255
6,000,000	2.00%, 01/17/02	5,994,667
6,000,000	2.23%, 02/07/02	5,986,248
3,650,000	6.375%, 01/16/02.	3,652,477

		57,492,389

Total U.S. Government Agencies		176,194,308

Repurchase Agreements (14.9%)
30,904,000	Morgan Stanley Dean Witter & Co., 1.75%, dated 12/31/01, due 01/02/02 (Collateralized by U.S. Government Agency Securities)	30,904,000

Total Investments (at amortized cost) (a)		$207,098,308

(a) Also represents cost for Federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($206,927,581) at December 31, 2001.

Notes to Financial Statements

The Riverfront Funds

December 31, 2001

1. Organization:

The Riverfront Funds, Inc. was organized on March 27, 1990, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Effective December 29, 1998, The Riverfront Funds, Inc., a Maryland corporation, changed its form of organization from that of a Maryland corporation to an Ohio business trust by completing reorganization with The Riverfront Funds, an Ohio business trust (the "Trust"), created for such purpose. The Trust is authorized to issue six series of shares of beneficial interest, without par value, representing interests in different portfolios of securities as follows: The Riverfront Large Company Select Fund, The Riverfront Balanced Fund, The Riverfront Small Company Select Fund, The Riverfront Select Value Fund, The Riverfront U.S. Government Income Fund and The Riverfront U.S. Government Securities Money Market Fund (each, a "Fund"; and collectively, the "Funds").

The investment objective of the Large Company Select Fund is to seek long-term growth of capital with current income as a secondary objective. The investment objective of the Balanced Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Small Company Select Fund is to seek capital growth. The investment objective of the Select Value Fund is to seek long-term growth of capital. The investment objective of the U.S. Government Income Fund is to seek a high level of current income consistent with the preservation of capital by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from short-term U.S. Government securities while preserving capital and maintaining liquidity.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Sales of shares of the Funds may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

The Large Company Select Fund, the Balanced Fund, the Small Company Select Fund, the Select Value Fund and the U.S. Government Income Fund (collectively, "the variable net asset value funds") each offer two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the ``money market fund") also offers two classes of shares: the Investor A Shares and Institutional Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within seven years of purchase are subject to varying contingent deferred sales charges in accordance with the Funds' prospectus. Investor B Shares, other than those purchased through reinvestment of dividends, convert automatically to Investor A Shares eight years after the date of their issuance. Investor B Shares purchased through dividend reinvestment are not subject to a contingent deferred sales charge. Institutional Shares have a minimum initial investment of $1,000,000. The Institutional Shares are not subject to an initial sales charge or 12b-1 fee and are designed for institutions, such as banks, fiduciaries, custodians of public funds, savings associations & credit unions. Each share class has identical rights and privileges, except with respect to (i) distribution and shareholder services (12b-1) fees paid by each share class, (ii) voting rights on matters specifically affecting a single share class, and (iii) the exchange privileges.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the money market fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to an appropriate demand feature, or (b) maintain a dollar-weighted-average fund maturity which exceeds 90 days, in each case calculated in accordance with Rule 2a-7 under the 1940 Act.

Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), or closing sale prices on the principal exchange (closing sale prices on the over-the-counter National Market System) in which such securities are normally traded. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith under the supervision of the Trust's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

Security Transactions and Related Income:

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains or losses from sales of securities are determined on an identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

Repurchase Agreements:

The Funds may enter into repurchase agreements with financial institutions such as banks and broker/dealers which Provident, as investment adviser, deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counter parties to honor the terms of the repurchase agreements. Accordingly, the Funds could receive less than the carrying value upon the sale of the underlying collateral securities. Securities subject to repurchase agreements are held by each Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and generally paid monthly for each variable net asset value fund with the exception of the Small Company Select Fund which declares and pays any dividends semiannually. Net investment losses incurred by a Fund are offset against Capital in the accompanying Statements of Assets and Liabilities to the extent that short-term gains are not available in a given year. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds. Any taxable distributions declared in December and paid in January of the following fiscal year will be taxable to shareholders in the year declared. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

As of December 31, 2001, the following reclassifications were made to the financial statements.

	Increase (Decrease)
	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss
Large Company Select Fund	$(717,130)	$717,130	$ --
Small Company Select Fund	(72,122)	277,287	(205,165)
Select Value Fund	(130,649)	130,649	--
U.S. Government Income Fund	--	(318)	318

Net investment income, net realized gains/losses, and net assets were not affected by these reclassifications.

Federal Taxes:

It is the Funds' policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the Code) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders; therefore, no Federal tax provision is required.

Riverfront Large Company Select Fund
For The Year Ended: December 31, 2001

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

	2000	2001
Distributions paid from:
Ordinary income	$800,608	$0
Net long term capital gains	$10,415,636	$0

Total taxable distributions	$11,216,244	$0

Tax return of capital	$100,744	$0

Total distributions paid	$11,316,988	$0

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(10,674,738	)*
Unrealized appreciation/(depreciation)	$(3,274,552	)**

Total accumulated earnings/(deficit)	$(13,949,290)

* On December 31, 2001, the Fund had a net capital loss carryforward of $10,258,008 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post October capital losses of $416,730.

** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Riverfront Balanced Fund
For The Year Ended: December 31, 2001

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

	2000	2001
Distributions paid from:
Ordinary income	$741,385	$93,427
Net long term capital gains	$2,368,487	$0

Total taxable distributions	$3,109,872	$93,427

Total distributions paid	$3,109,872	$93,427

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9
Undistributed long-term capital gains	0

Accumulated earnings	9
Accumulated capital and other losses	$(3,008,167	)*
Unrealized appreciation/(depreciation)	720,235

Total accumulated earnings/(deficit)	$(2,287,923)

* On December 31, 2001, the Fund had a net capital loss carryforward of $2,967,191 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post October capital losses of $40,976.

Riverfront Small Company Select Fund
For The Year Ended: December 31, 2001

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

	2000	2001
Distributions paid from:
Ordinary income	$769,795	$0
Net long term capital gains	$2,725,591	$0

Total taxable distributions	$3,495,386	$0

Total distributions paid	$3,495,386	$0

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,995,338	)*
Unrealized appreciation/(depreciation)	$(857,911	)**

Total accumulated earnings/(deficit)	$(5,853,249)

* On December 31, 2001, the Fund had a net capital loss carryforward of approximately $2,458,435 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post October capital losses of $2,536,903.

** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Riverfront Select Value Fund
For The Year Ended: December 31, 2001

Distributions to Shareholders:

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(7,131,123	)*
Unrealized appreciation/(depreciation)	$(2,713,862	)**

Total accumulated earnings/(deficit)	$(9,844,985)

* On December 31, 2001, the Fund had a net capital loss carryforward of $6,717,776, of which $4,157,318 will expire in 2007 and $2,560,458 will expire in 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post October capital losses of $413,347.

** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Riverfront U.S. Government Income Fund
For The Year Ended: December 31, 2001

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

	2000	2001
Distributions paid from:
Ordinary income	$2,243,708	$2,456,900
Net long term capital gains	$0	$175,749

Total taxable distributions	$2,243,708	$2,632,649
Tax return of capital	$0	$0

Total distributions paid	$2,243,708	$2,632,649

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,079
Undistributed long-term capital gains	0

Accumulated earnings	1,079
Accumulated capital and other losses	$0
Unrealized appreciation/(depreciation)	$643,741

Total accumulated earnings/(deficit)	$644,820

Riverfront U.S. Government Securities Money Market Fund
For The Year Ended: December 31, 2001

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

	2000	2001
Distributions paid from:
Ordinary income	$9,361,884	$6,789,813
Total taxable distributions	$9,361,884	$6,789,813

Total distributions paid	$9,361,884	$6,789,813

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3)**

Total accumulated earnings/(deficit)	$(3)

** On December 31, 2001, the Fund had a net capital loss carryforward of $3 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds, generally on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a material impact on the Funds.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 are as follows:

	Purchases	Sales
Large Company Select Fund	$58,251,012	$69,674,683
Balanced Fund	20,947,059	26,353,626
Small Company Select Fund	7,996,286	9,339,780
Select Value Fund	10,030,713	12,830,330
U.S. Government Income Fund	30,968,411	28,489,033

4. Capital Share Transactions:

Transactions in capital shares for the Funds were as follows:

	Large Company Select Fund
	Year Ended December 31, 2001	Year Ended December 31, 2000
CAPITAL TRANSACTIONS:
Investor A Shares:
Proceeds from shares issued	$35,780,704	$28,939,607
Dividends reinvested	--	8,205,639
Shares redeemed	(49,422,954)	(23,989,783)

Change in net assets from Investor A share transactions	$(13,642,250)	$13,155,463

Investor B Shares:
Proceeds from shares issued	$1,153,455	$11,248,435
Dividends reinvested	--	3,021,229
Shares redeemed	(3,962,740)	(5,088,999)

Change in net assets from Investor B share transactions	$(2,809,285)	$9,180,665

SHARE TRANSACTIONS:
Investor A Shares:
Issued	3,897,727	1,695,408
Reinvested	--	661,212
Redeemed	(5,308,547)	(1,439,098)

Change in Investor A Shares	(1,410,820)	917,522

Investor B Shares:
Issued	115,685	665,469
Reinvested	--	252,189
Redeemed	(404,900)	(312,678)

Change in Investor B Shares	(289,215)	604,980

	Balanced Fund		Small Company Select Fund
	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
CAPITAL TRANSACTIONS:
Investor A Shares:
Proceeds from shares issued	$1,749,725	$2,877,258	$1,033,135	$8,484,394
Dividends reinvested	81,261	1,310,783	--	3,017,459
Shares redeemed	(2,544,802)	(4,271,550)	(2,459,734)	(7,918,929)

Change in net assets from Investor A shares transactions	$(713,816)	$(83,509)	$(1,426,599)	$3,582,924

Investor B Shares:
Proceeds from shares issued	$669,781	$3,733,124	$87,986	$1,521,062
Dividends reinvested	10,582	1,706,896	--	328,951
Shares redeemed	(3,812,966)	(3,133,382)	(315,745)	(592,965)

Change in net assets from Investor B share transactions	$(3,132,603)	$2,306,638	$(227,759)	$1,257,048

SHARE TRANSACTIONS:
Investor A Shares:
Issued	162,620	209,805	182,940	697,366
Reinvested	7,472	107,234	--	412,221
Redeemed	(242,721)	(311,964)	(460,753)	(664,955)

Change in Investor A Shares	(72,629)	5,075	(277,813)	444,632

Investor B Shares:
Issued	58,585	262,266	14,256	115,355
Reinvested	915	134,376	--	44,154
Redeemed	(338,691)	(220,142)	(60,989)	(52,694)

Change in Investor B Shares	(279,191)	176,500	(46,733)	106,815

	Select Value Fund		U.S. Government Income Fund
	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
CAPITAL TRANSACTIONS:
Investor A Shares:
Proceeds from shares issued	$3,541,359	$8,757,609	$7,603,256	$8,187,304
Dividends reinvested	--	--	681,570	405,684
Shares redeemed	(6,126,909)	(7,770,655)	(6,912,815)	(3,944,316)

Change in net assets from Investor A share transactions	$(2,585,550)	$ 986,954	$1,372,011	$4,648,672

Investor B Shares:
Proceeds from shares issued	$171,554	$1,252,576	$ 638,201	$ 385,581
Dividends reinvested	--	--	57,021	48,812
Shares redeemed	(1,937,911)	(3,046,834)	(308,091)	(544,320)

Change in net assets from Investor B share transactions	$(1,766,357)	$(1,794,258)	$ 387,131	$ (109,927)

SHARE TRANSACTIONS:
Investor A Shares:
Issued	357,241	747,703	783,625	890,072
Reinvested	--	--	70,497	44,093
Redeemed	(610,606)	(671,601)	(709,635)	(427,440)

Change in Investor A Shares	(253,365)	76,102	144,487	506,725

Investor B Shares:
Issued	17,060	112,574	56,752	36,847
Reinvested	--	--	5,118	4,651
Redeemed	(196,206)	(261,344)	(27,559)	(51,993)

Change in Investor B Shares	(179,146)	(148,770)	34,311	(10,495)

	U.S. Government Securities Money Market Fund
	Year Ended December 31, 2001	Year Ended December 31, 2000
CAPITAL TRANSACTIONS:
Investor A Shares:
Proceeds from shares issued	$640,695,971	$384,522,799
Dividends reinvested	2,314,626	3,008,757
Shares redeemed	(624,864,788)	(419,255,779)

Change in net assets from Investor A share transactions	$ 18,145,809	$ (31,724,223)

Institutional Shares:*
Proceeds from shares issued	$127,198,369	N/A
Dividends reinvested	--	N/A
Shares redeemed	(101,222,103)	N/A

Change in net assets from Institutional share transactions	$ 25,976,266	N/A

SHARE TRANSACTIONS:
Investor A Shares:
Issued	640,695,971	384,522,799
Reinvested	2,314,626	3,008,757
Redeemed	(624,864,788)	(419,255,779)

Change in Investor A Shares	18,145,809	(31,724,223)

Institutional Shares:*
Issued	127,198,369	N/A
Reinvested	--	N/A
Redeemed	(101,222,103)	N/A

Change in Institutional Shares	25,976,266	N/A

* Reflects operations for the period from May 2, 2001 (date of initial public investment) to December 31, 2001.

5. Investment Advisory Fee and Other Transactions with Affiliates:

Investment Advisory Fee --Provident Investment Advisors, Inc., the Fund's investment adviser (the "Adviser"), has entered into an Investment Advisory Agreement with the Trust whereby the Adviser supervises and manages the investment and reinvestment of the assets of the Funds. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund as listed on the following page. The Adviser may voluntarily choose to waive any portion of its fee on Large Company Select, Small Company Select, U.S. Government Income, and U.S. Government Securities Money Market Funds. The Adviser can modify or terminate this voluntary waiver on these funds at any time at its sole discretion. Effective January 5, 2000, the Adviser enacted a contractual waiver for the Investment Advisory Fee for the Balanced Fund and Select Value Fund. The Adviser will limit its fee to 80 basis points for the Balance Fund and 85 basis points for the Select Value Fund.

Fund	Annual Rate
Large Company Select Fund	0.80%
Balanced Fund	0.90%
Small Company Select Fund	0.80%
Select Value Fund	0.95%
Income Fund	0.40%
Money Market Fund	0.15%

Administration--Federated Services Company ("FServ"), under an Agreement for Administrative Services with the Trust, provides the Funds with certain administrative personnel and services. The fee paid to FServ is equal to 0.17% of the average daily net assets of each Fund.

Distribution Services Fee--Edgewood Services, Inc., ("Distributor") is the principal underwriter and distributor of the Trust. The Trust has adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plans, the Funds will compensate the Distributor from the net assets of the fund to finance activities intended to result in the sale of the Fund's Investor A Shares and Investor B Shares. The Plans provide that the Funds may incur annual distribution expenses up to 0.25% of the average daily net assets of each Fund's Investor A Shares and up to 0.75% of the average daily net assets of each Fund's Investor B Shares to compensate the Distributor. The Distributor does not retain these amounts generally, but uses the fee to compensate investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers, for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals), to promote sales of Shares so that overall Fund assets are maintained or increased.

Shareholder Service Fee--Under the terms of a Shareholder Services Plan, the Funds may pay compensation, in an amount not to exceed 0.25% of the average daily net assets of each Fund's Investor A and B Shares, to banks and other financial institutions including Provident and its affiliates and the Distributor for providing shareholder services and maintaining shareholder accounts. As of December 31, 2001, there were no shareholder servicing agreements entered into on behalf of the Investor A or B Shares of any of the Funds.

Custodian, Fund Accounting and Recordkeeping Fees--Provident serves as custodian and fund accountant to the Funds. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Fund.

Transfer and Dividend Disbursing Agent Fees and Expenses--Provident serves as transfer agent and dividend disbursing agent to the Trust. Under the terms of the Master Transfer and Recordkeeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Fund and to be reimbursed for certain out-of-pocket expenses.

Financial Highlights

The Riverfront Funds

	Large Company Select Fund
	Years Ended December 31,
	2001		2000		1999		1998
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$12.38	$11.95	$17.59	$17.18	$13.89	$13.69	$11.34	$11.28

Income from Investment Operations:
Net investment (loss)	(0.10)	(0.17)	(0.12)	(0.22)	(0.10)	(0.18)	(0.05)	(0.10)
Net realized and unrealized gains (losses) on investments	(3.26)	(3.14)	(3.41)	(3.33)	4.76	4.63	4.47	4.38

Total from Investment Operations	(3.36)	(3.31)	(3.53)	(3.55)	4.66	4.45	4.42	4.28

Less Distributions:
Net realized gains	--	--	(1.68)	(1.68)	(0.96)	(0.96)	(1.87)	(1.87)

Net Asset Value, End of Period	$9.02	$8.64	$12.38	$11.95	$17.59	$17.18	$13.89	$13.69

Total Return (excludes sales/redemption charge)	(27.14)%	(27.70)%	(20.09)%	(20.69)%	33.57%	32.52%	39.03%	38.00%
Ratios to Average Net Assets:
Expenses	1.69%	2.44%	1.51%	2.26%	1.51%	2.26%	1.66%	2.41%
Net investment loss	(0.83)%	(1.59)%	(0.80)%	(1.55)%	(0.75)%	(1.50)%	(0.48)%	(1.28)%
Supplementary Data:
Net Assets, end of period (000 omitted)	$37,261	$15,700	$68,611	$25,177	$81,318	$25,793	$50,801	$9,416
Portfolio Turnover (a)	88%	88%	81%	81%	35%	35%	69%	69%

(a) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Large Company Select Fund
	From January 2, 1997 through December 31, 1997 (a)
	Investor A		Investor B
Net Asset Value, Beginning of Period	$10.00		$10.00

Income from Investment Operations:
Net investment (loss)	(0.00)		(0.04)
Net realized and unrealized gains (losses) on investments	2.77		2.72

Total from Investment Operations	2.77		2.68

Less Distributions:
Net realized gains	(1.40)		(1.40)
Tax return of capital	(0.03)		--

Total distributions	(1.43)		(1.40)

Net Asset Value, End of Period	$11.34		$11.28

Total Return (excludes sales/redemption charge)	27.93	%(b)	26.97	%(b)
Ratios to Average Net Assets:
Expenses	1.69	%(d)	2.47	%(d)
Net investment loss	0.00	%(d)	(1.10	)%(d)
Supplementary Data:
Net Assets, end of period (000 omitted)	$33,614		$2,464
Portfolio Turnover (c)	39%		39%

(a) Period from commencement of operations.

(b) Not annualized.

(c) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(d) Annualized.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Balanced Fund
	Years Ended December 31,
	2001		2000		1999		1998
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$12.08	$12.67	$13.40	$13.97	$13.04	$13.56	$12.30	$12.71

Income from Investment Operations:
Net investment income	0.10	0.01	0.18	0.06	0.18	0.07	0.23	0.11
Net realized and unrealized gains (losses) on Investments	(1.97)	(2.06)	0.01	0.03	1.51	1.56	2.84	2.95

Total from Investment Operations	(1.87)	(2.05)	0.19	0.09	1.69	1.63	3.07	3.06

Less Distributions:
Net investment income	(0.09)	(0.01)	(0.18)	(0.06)	(0.18)	(0.07)	(0.23)	(0.11)
In excess of net investment income	--	--	--	--	--	--	(2.10)	(2.10)
Net realized gains	--	--	(1.33)	(1.33)	(1.15)	(1.15)	--	--

Total distributions	(0.09)	(0.01)	(1.51)	(1.39)	(1.33)	(1.22)	(2.33)	(2.21)

Net Asset Value, End of Period	$10.12	$10.61	$12.08	$12.67	$13.40	$13.97	$13.04	$13.56

Total Return (excludes sales/redemption charge)	(15.56)%	(16.20)%	1.41%	0.66%	13.15%	12.10%	25.29%	24.34%
Ratios to Average Net Assets:
Expenses	1.73%	2.49%	1.53%	2.34%	1.61%	2.42%	1.69%	2.50%
Net investment income	0.82%	0.05%	1.25%	0.45%	1.32%	0.52%	1.65%	0.84%
Expenses (before waivers)*	1.85%	2.59%	1.69%	2.44%	1.77%	2.52%	1.85%	2.60%
Net investment income (before waivers)*	0.70%	(0.05)%	1.09%	0.35%	1.15%	0.42%	1.49%	0.74%
Supplemental Data:
Net Assets, end of period (000 omitted)	$9,112	$11,949	$11,748	$17,796	$12,962	$17,167	$11,247	$13,895
Portfolio Turnover (a)	89%	89%	54%	54%	51%	51%	118%	118%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Balanced Fund
	Year Ended December 31, 1997

	Investor A	Investor B
Net Asset Value, Beginning of Period	$11.69	$12.04

Income from Investment Operations:
Net investment income	0.23	0.12
Net realized and unrealized gains on investments	1.71	1.77

Total from investment operations	1.94	1.89

Less Distributions:
Net investment income	(0.23)	(0.12)
In excess of net investment income	(1.10)	(1.10)

Total distributions	(1.33)	(1.22)

Net Asset Value, End of Period	$12.30	$12.71

Total Return (excludes sales/redemption charge)	16.77%	15.82%
Ratios to Average Net Assets:
Expenses	1.86%	2.72%
Net investment income	1.80%	0.93%
Expenses (before waivers)*	2.07%	2.82%
Net investment income (before waivers)*	1.59%	0.83%
Supplemental Data:
Net Assets, end of period (000 omitted)	$9,563	$11,483
Portfolio Turnover (a)	102%	102%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Small Company Select Fund
	Years Ended December 31,
	2001		2000		1999
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$7.49	$7.63	$11.44	$11.72	$7.89	$8.14

Income from Investment Operations:
Net investment (loss)	(0.11)	(0.16)	(0.13)	(0.20)	(0.14)	(0.20)
Net realized and unrealized gains (losses) on investment	(2.98)	(3.02)	(2.32)	(2.39)	3.85	3.94

Total from investment operations	(3.09)	(3.18)	(2.45)	(2.59)	3.71	3.74

Less Distributions:
Net realized gains	--	--	(1.50)	(1.50)	(0.16)	(0.16)

Net Asset Value, End of Period	$4.40	$4.45	$7.49	$7.63	$11.44	$11.72

Total Return (excludes sales/redemption charge)	(41.26)%	(41.68)%	(21.08)%	(21.76)%	47.08%	46.01%
Ratios to Average Net Assets:
Expenses	2.23%	2.97%	1.72%	2.45%	1.96%	2.71%
Net investment (loss)	(1.97)%	(2.71)%	(1.30)%	(2.04)%	(1.62)%	(2.37)%
Supplemental Data:
Net Assets, end of period (000 omitted)	$9,811	$1,001	$18,806	$2,072	$23,633	$1,931
Portfolio Turnover (a)	59%	59%	53%	53%	65%	65%

(a) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Small Company Select Fund
	Years Ended December 31,
	1998		1997
	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$9.17	$9.49	$9.43	$9.77

Income from Investment Operations:
Net investment (loss)	(0.09)	(0.15)	(0.04)	(0.08)
Net realized and unrealized gains (losses) on investments	(0.01)	(0.02)	1.75	1.77

Total from investment operations	(0.10)	(0.17)	1.71	1.69

Less Distributions:
In excess of net investment income	(1.18)	(1.18)	(1.97)	(1.97)

Net Asset Value, End of Period	$7.89	$8.14	$9.17	$9.49

Total Return (excludes sales/redemption charge)	(2.26)%	(2.96)%	18.79%	17.86%
Ratios to Average Net Assets:
Expenses	1.97%	2.72%	2.11%	2.86%
Net investment (loss)	(1.08)%	(1.88)%	(0.43)%	(1.20)%
Supplemental Data:
Net Assets, end of period (000 omitted)	$19,826	$1,455	$24,312	$1,265
Portfolio Turnover (a)	114%	114%	67%	67%

(a) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Select Value Fund
	Years Ended December 31,
	2001		2000		1999
	Investor A	Investor B	Investor A	Investor B	Investor A		Investor B
Net Asset Value, Beginning of Period	$10.89	$11.05	$11.22	$11.47	$10.47		$10.76

Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.12)	(0.04)	(0.14)	0.03		(0.07)
Net realized and unrealized gains (losses) on investments	(2.05)	(2.05)	(0.29)	(0.28)	0.75		0.79

Total from investment operations	(2.07)	(2.17)	(0.33)	(0.42)	0.78		0.72

Less Distributions:
Net investment income	--	--	--	--	(0.00	)(a)	--
Tax return of capital	--	--	--	--	(0.03)		(0.01)
Total distributions	--	--	--	--	(0.03)		(0.01)

Net Asset Value, End of Period	$8.82	$8.88	$10.89	$11.05	$11.22		$11.47

Total Return (excludes sales/redemption charge)	(19.01)%	(19.64)%	(2.94)%	(3.66)%	7.44%		6.65%

Ratios to Average Net Assets:
Expenses	1.76%	2.53%	1.71%	2.50%	1.84%		2.63%
Net investment income (loss)	(0.23)%	(1.01)%	(0.41)%	(1.21)%	0.22%		(0.50)%
Expenses (before waivers)*	1.87%	2.63%	1.84%	2.60%	1.87%		2.63%
Net investment income (loss) (before waivers)*	(0.34)%	(1.11)%	(0.54)%	(1.31)%	0.19%		(0.50)%
Supplementary Data:
Net Assets, at end of period (000)	$18,928	$6,050	$26,152	$9,507	$26,075		$11,574
Portfolio Turnover (b)	35%	35%	43%	43%	128%		128%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Actual Amount $(0.0038).

(b) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Select Value Fund
	Years Ended December 31,
	1998		1997
	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$11.68	$11.98	$11.92	$12.16

Income from Investment Operations:
Net investment income	0.12	0.03	0.16	0.06
Net realized and unrealized gains on investments	0.25	0.25	3.11	3.17

Total from investment operations	0.37	0.28	3.27	3.23

Less Distributions:
Net investment income	(0.12)	(0.04)	(0.16)	(0.06)
In excess of net investment income	(1.46)	(1.46)	(3.35)	(3.35)

Total distributions	(1.58)	(1.50)	(3.51)	(3.41)

Net Asset Value, End of Period	$10.47	$10.76	$11.68	$11.98

Total Return (excludes sales/redemption charge)	3.37%	2.51%	28.20%	27.19%
Ratios to Average Net Assets:
Expenses	1.76%	2.54%	1.75%	2.55%
Net investment income	1.03%	0.25%	1.21%	0.40%
Expenses (before waivers)*	1.79%	2.54%	1.80%	2.55%
Net investment income (before waivers)*	1.00%	0.25%	1.16%	0.40%
Supplementary Data:
Net Assets, at end of period (000)	$77,144	$16,563	$83,841	$17,563
Portfolio Turnover (a)	129%	129%	157%	157%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	U.S. Government Income Fund
	Years Ended December 31,
	2001		2000		1999
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$9.48	$10.89	$9.02	$10.28	$9.65	$10.93

Income from Investment Operations:
Net investment income	0.47	0.42	0.50	0.49	0.48	0.45
Net realized and unrealized gains (losses) on investments	0.24	0.30	0.46	0.53	(0.62)	(0.69)

Total from investment operations	0.71	0.72	0.96	1.02	(0.14)	(0.24)

Less Distributions:
Net investment income	(0.47)	(0.38)	(0.50)	(0.41)	(0.49)	(0.41)
Net realized gains	(0.07)	(0.07)	--	--	--	--

Total distributions	(0.54)	(0.45)	(0.50)	(0.41)	(0.49)	(0.41)

Net Asset Value, End of Period	$9.65	$11.16	$9.48	$10.89	$9.02	$10.28

Total Return (excludes sales/redemption charge)	7.67%	6.75%	11.01%	10.19%	(1.43)%	(2.25)%
Ratios to Average Net Assets:
Expenses	1.10%	1.87%	1.05%	1.86%	1.08%	1.89%
Net investment income	4.84%	4.04%	5.46%	4.66%	5.18%	4.40%
Expenses (before waivers)*	1.12%	1.87%	1.11%	1.86%	1.14%	1.89%
Net investment income (before waivers)*	4.82%	4.04%	5.40%	4.66%	5.12%	4.40%
Supplemental Data:
Net Assets, end of period (000 omitted)	$45,573	$1,953	$43,412	$1,531	$36,720	$1,554
Portfolio Turnover (a)	65%	65%	69%	69%	74%	74%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	U.S. Government Income Fund
	Year Ended December 31,
	1998		1997
	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$9.48	$10.68	$9.43	$10.64

Income from Investment Operations:
Net investment income	0.47	0.44	0.49	0.48
Net realized and unrealized gains (losses) on investments	0.17	0.19	0.14	0.14

Total from investment operations	0.64	0.63	0.63	0.62

Less Distributions:
Net investment income	(0.47)	(0.38)	(0.50)	(0.49)
In excess of net investment income	--	--	(0.08)	(0.09)

Total distributions	(0.47)	(0.38)	(0.58)	(0.58)

Net Asset Value, End of Period	$9.65	$10.93	$9.48	$10.68

Total Return (excludes sales/redemption charge)	6.95%	6.03%	6.94%	6.07%
Ratios to Average Net Assets:
Expenses	1.12%	1.93%	1.14%	1.95%
Net investment income	4.90%	4.09%	5.40%	4.56%
Expenses (before waivers)*	1.18%	1.93%	1.20%	1.95%
Net investment income (before waivers)*	4.84%	4.09%	5.34%	4.56%
Supplemental Data:
Net Assets, end of period (000 omitted)	$43,411	$1,294	$49,017	$1,309
Portfolio Turnover (a)	109%	109%	71%	71%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	U.S. Government Securities Money Market Fund
	2001			Years Ended December 31,
	Investor A	Institutional*		2000	1999	1998	1997
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:
Net investment income	0.035	0.020		0.057	0.045	0.048	0.049

Less Distributions:
Net investment income	(0.035)	(0.020)		(0.057)	(0.045)	(0.048)	(0.049)

Net Asset Value, End of Year	$1.000	$1.000		$1.000	$1.000	$1.000	$1.000

Total Return	3.54%	1.97	%(a)	5.85%	4.61%	4.93%	5.02%
Ratios to Average Net Assets:
Expenses	0.66%	0.46	%(b)	0.56%	0.58%	0.66%	0.64%
Net investment income	3.41%	2.95	%(b)	5.68%	4.53%	4.82%	4.90%
Expenses (before waivers)**	0.71%	0.46	%(b)	0.71%	0.73%	0.81%	0.79%
Net investment income (before waivers)**	3.36%	2.95	%(b)	5.53%	4.38%	4.67%	4.75%
Supplemental Data:
Net Assets, end of year (000 omitted)	$180,951	$25,976		$162,804	$194,528	$188,847	$142,569

* Reflects operations for the period from May 2, 2001 (date of initial public investment) to December 31, 2001.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Reflects a cumulative total return since inception.

(b) Annualized.

See Notes which are an integral part of the Financial Statements

Board of Trustees and Trust Officers (unaudited)

The Riverfront Funds

December 31, 2001

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are ``interested persons'' of the Fund (i.e., ``Interested'' Board members) and those who are not (i.e., ``Independent'' Board members). The Riverfront Funds Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Board member oversees all portfolios in The Riverfront Funds Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-424-2295.

INTERESTED TRUSTEES BACKGROUND - TERM OF OFFICE: INDEFINITE
Name Age Address Positions Held with Trust Length of Time Served No. of Portfolios Overseen in the Riverfront Funds Fund Complex	Principal Occupation(s) for Past Five Years and Other Directorships Held

William N. Stratman* Age: 58 7949 Graves Road Cincinnati, OH 45243 Trustee Began serving: May, 1998 Oversees 6 Portfolios	Director, CNG Financial Corporation; Trustee, The Lake Shore Family of Funds; President, Marno Corporation; Vice President and Co-owner of Mariners Inn Banquet Halls since 1995.

Other Directorships Held: The Lake Shore Funds Family of Funds
* Mr. Stratman is an Interested Trustee by virtue of owning 28,500 Shares of Provident Financial Group Inc. In addition Mr. Stratman has a beneficial ownership of an additional 1,500 Shares and 500 Shares of Provident Financial Group, Inc. by virture of his 50% ownership of Mariners Inn West, Inc. and Symmes Squere Ltd. Partnership, respectively, which owns such Shares.

INDEPENDENT TRUSTEES BACKGROUND - TERM OF OFFICE: INDEFINITE
J. Virgil Early, Jr Age: 64 11 Bliss Lane Jekyll Island, GA 31527 Trustee Began serving: July, 1994 Oversees 6 Portfolios	President in J. Virgil Early & Associates (business consulting); Vice President of Synovus Trust Company since September 1997 Other Directorships Held: Officer, Synovus Trust Co.

William M. Higgins Age: 58 300 Main Street Cincinnati, OH 45202 Trustee Began serving: July, 1994 Oversees 6 Portfolios	Senior Vice President and Director of Sena Weller Rohs Williams, Inc. (investment advisory services) since January 1989. Other Directorships Held: None

Board of Trustees and Trust Officers (unaudited), continued

The Riverfront Funds

December 31, 2001

INDEPENDENT TRUSTEES BACKGROUND - TERM OF OFFICE: INDEFINITE, continued
Name Age Address Positions Held with Trust Length of Time Served No. of Portfolios Overseen in the Riverfront Funds Fund Complex	Principal Occupation(s) for Past Five Years and Other Directorships Held

Harvey M. Salkin, Ph.D Age: 56 10900 Euclid Avenue Cleveland, OH 44106-7235 Trustee Began serving: January, 1996 Oversees 6 Portfolios	Professor, Weatherhead School of Management, Case Western Reserve University; President and Director of Marshall Plan Advisers, Inc. (investment advisory services).

Other Directorships Held: Marshall Plan Advisers, Inc.
Donald C. Siekmann Age: 63 3914 Miami Road, Suite 210 Cincinnati, OH 45227 Trustee Began serving: February, 1998 Oversees 6 Portfolios	Retired: former partner of Arthur Andersen (independent public accountants). Other Directorships Held: None

OFFICERS
Name Age Address Positions Held with Trust	Principal Occupation(s) for Past Five Years
Duane A. Dewey Age: 43 One East Fourth Street Cincinnati, OH 45202 President	President, Provident Investment Advisors; Previously Managing Director and Executive Vice President, Provident Bank.

George M. Polatas Age: 40 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Vice President	Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various Funds distributed by Edgewood Services, Inc.

Allan F. Westcott Age: 44 One East Fourth Street Cincinnati, OH 45202 Treasurer	Senior Vice President, Provident Financial Advisors, Inc.

C. John Ollier Age: 62 One East Fourth Street Cincinnati, OH 45202 Treasurer	Vice President, Mutual Fund Services, The Provident Bank.

Timothy S. Johnson Age: 40 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Secretary	Vice President and Corporate Counsel, Federated Services Co.; Secretary, Edgewood Services, Inc.; Secretary or Assistant Secretary of various Funds distributed by Edgewood Services, Inc. and Federated Securities Corp.; Previously Associate of Reed Smith Shaw & McClay, Pittsburgh, PA (a law firm).

The Riverfront Funds, Inc.

INVESTMENT ADVISER
Provident Investment Advisors, Inc.
One East Fourth Street
Cincinnati, Ohio 45202

DISTRIBUTOR
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

FOR ADDITIONAL INFORMATION CALL:
The Provident Bank
Mutual Fund Services
1-800-424-2295

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This report must be preceded or accompanied by the Funds' prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

Cusip 768709602
Cusip 768709701
Cusip 768709404
Cusip 768709800
Cusip 768709842
Cusip 768709834
Cusip 768709107
Cusip 768709867
Cusip 768709859
Cusip 768709305
Cusip 768709875
Cusip 768709826
G02568-01 (2/02)